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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported): August 28, 1997

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                             RACOM SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                 000-21907
                          (Commission File Number)

                                84-1182875
                      (IRS Employer Identification No.)

           6080 Greenwood Plaza Blvd., Greenwood Village, CO 80111 (Address, including zip code, of registrant's principal executive offices)

                               303-771-2077
             (Registrant's telephone number, including area code)

ITEM 5 - OTHER EVENTS:

Racom Systems, Inc. ("the Company") issued 160,000 shares of common stock to Intag International Limited ("Intag") upon Intag's exercise of its conversion privileges related to a loan for $400,000, The loan was converted into Common Stock at $2.50 per share on August 22, 1997.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RACOM SYSTEMS, INC.

                                            By:   /s/  RICHARD L. HORTON
                                               ------------------------------
                                               Richard L. Horton
                                               President and CEO

Date: August 28, 1997